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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 30, 2004

                   BEAR STEARNS ASSET BACKED SECURITIES I LLC
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Delaware                    333-113636                20-0842986
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(State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)               File Number)          Identification No.)

    383 Madison Avenue
    New York, New York                                             10179
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   (Address of Principal                                         (Zip Code)
    Executive Offices)


Registrants telephone number, including area code, is (212) 272-2000




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of April 1, 2004, among Bear Stearns Asset Backed Securities I LLC, a Delaware corporation, as depositor, EMC Mortgage Corporation, a Delaware corporation, as seller and as company, Wells Fargo Bank, National Association, a national banking association, as master servicer and as securities administrator and U.S. Bank National Association, as trustee.




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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                           BEAR STEARNS ASSET BACKED SECURITIES
                                           I LLC

                                           By:    /s/ Baron Silverstein
                                                 ------------------------------
                                           Name:  Baron Silverstein
                                           Title: Vice President

Dated: May 14, 2004














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                                  EXHIBIT INDEX



                   Item 601 (a) of        Sequentially
Exhibit            Regulation S-K         Numbered
Number             Exhibit No.            Description                       Page
------             -----------            -----------                       ----
1                  4                      Pooling and Servicing             5
                                          Agreement